.UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 17, 2018

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2018, Vornado Realty Trust (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Meeting”). As of March 19, 2018, the record date for shareholders entitled to vote at the Meeting, there were 190,167,582 common shares of beneficial interest, par value $0.04 per share (the “Shares”), outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 178,521,693, or approximately 93.87% of the Shares were present or represented by proxy. There were four matters presented and voted on. Set forth below is a brief description of each matter voted on, the voting results with respect to each such matter and other required information.

Proposal 1 – Election of seven nominees to serve on the Board of Trustees for a one-year term expiring at the 2019 annual meeting of shareholders of the Company and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Steven Roth	151,740,445	19,462,651	7,318,597
Michael D. Fascitelli	159,011,589	12,191,507	7,318,597
Michael Lynne	158,964,633	12,238,463	7,318,597
David M. Mandelbaum	136,571,756	34,631,340	7,318,597
Mandakini Puri	163,359,340	7,843,756	7,318,597
Daniel R. Tisch	162,172,030	9,031,066	7,318,597
Russell B. Wight, Jr	136,571,138	34,631,958	7,318,597

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2018.

	For	Against	Abstain
Votes Cast	175,804,563	2,651,384	65,746

Proposal 3 – Approval of an amendment to the Company's Declaration of Trust to permit shareholders to propose binding amendments to the Company's bylaws and to vote on amendments to the Company's bylaws.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	171,027,317	49,645	126,134	7,318,597

Proposal 4 – Non-binding, advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	145,585,136	23,137,358	2,480,602	7,318,597

In addition to the seven nominees who were re-elected at the Meeting to serve on the Company’s Board of Trustees, Candace K. Beinecke, Robert P. Kogod, and Dr. Richard R. West continue to serve as Trustees after the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: May 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant) By: VORNADO REALTY TRUST, Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: May 18, 2018